SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2007


                                    000-52458
                             Commission File Number


                           ARKSON NUTRACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                          51-0383940
(State of Incorporation)                    (I.R.S. Employer Identification No.)


4653 Carmel Mountain Road, Ste. 308-129
      San Diego, California                                 92130
(Address of principal executive offices)                  (Zip Code)


                                  619-578-9414
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

1. RESIGNATION OF REGISTRANT'S DIRECTORS:

On July 23, 2007, the Registrant accepted the resignation of Kim Zilke as President, Chief Executive Officer, and Director of the Registrant. The resignation was not motivated by any disagreement with the Registrant on any matter relating to the Registrant's plans, operations, policies or practices.

2. APPOINTMENT OF REGISTRANT'S OFFICERS AND DIRECTORS:

On July 23, 2007, Robert Auduon, the Registrant's founder, was appointed President, Chief Executive Officer, and Director.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On July 23, 2007, the Registrant resolved to change its fiscal year end from December 31 to June 30, effective as of June 30, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Arkson Nutraceuticals, Inc.


Date: July 24, 2007                      by: /s/ Robert Auduon
                                            ------------------------------
                                            Robert Auduon
                                            Chief Executive Officer